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                                                                    Exhibit 99.2

               STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Jim Kneale, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of ONEOK, Inc., and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Annual Report on Form 10-K for the year ended December 31, 2001 of ONEOK, Inc.;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of ONEOK, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.



          /s/ Jim Kneale                    Subscribed and sworn to before me
          ----------------------------      this 9th day of August, 2002.
          Jim Kneale
          August 9, 2002

                                            /s/ Deborah A. Brewer
                                            ---------------------
                                            Notary Public

                                            Commission #: 00010958

                                            My Commission Expires June 30, 2004.